UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

     Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2010 – June 30, 2010

Item 1. Reports to Shareholders.

Royce Capital Fund— Micro-Cap Portfolio Royce Capital Fund— Small-Cap Portfolio	SEMIANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through June 30, 2010

	Average Annual Total Returns
					Since		Annual Operating
Fund	YTD[1]	1-Year	5-Year	10-Year	Inception		Expenses

Royce Capital Fund—Micro-Cap Portfolio	-1.58%	27.83%	5.00%	10.23%	11.90%	(12/27/96)	1.58%

Royce Capital Fund—Small-Cap Portfolio	-0.12%	25.83	2.99	9.98	11.06	(12/27/96)	1.07

Russell 2000	-1.95%	21.48	0.37	3.00	5.35 [2]		n.a.

[1]Not annualized
[2]Since Royce Capital Fund’s inception on 12/27/96.

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. All performance and expense information reflects results for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class, as of the Fund’s most current prospectus, and include management fees, other expenses and, in the case of Royce Capital Fund—Micro-Cap Portfolio, acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

Royce Capital Fund invests primarily in securities of small-cap and micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each Fund may invest up to 25% of its respective net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index.

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Table of Contents

Semiannual Review

Performance and Expense Table	Inside Cover

Letter to Our Shareholders	2

Semiannual Report to Shareholders	8

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Using mostly broad brush strokes,
indexes offer a very useful picture of the
markets (or areas of the market) that
they represent at specific moments in
time. Like every mutual fund manager,
we also use indexes as benchmarks
against which we compare our own
Funds’ performances. Comparisons are
made not simply to calendar-based
periods, but to down market and full
market cycle periods. We do this
because of our long-held conviction that
how a portfolio performs in difficult
market environments can have an
enormous effect on long-term returns,
especially those results achieved over
full market cycles, which have generally
lasted from two to seven years. We also
make use of our various benchmark
indexes to compare volatility scores,
such as Standard Deviation and
Return Efficiency.

For each Royce Capital Fund portfolio,
we use the small-cap Russell 2000,
a broad-based index of domestic small-cap
stocks. As useful and important
as benchmark indexes are, they play no
role in our portfolio management
practices. Their primary significance
for us is in providing a measure of how
our results stack up vis-à-vis a close
approximation to the market in which a
particular portfolio invests.

Continued on page 4...

Letter to Our Shareholders

Fear and Trembling

Life can only be understood backwards; but it must be lived forwards.

– Sören Kierkegaard

Thirty-five years ago this summer, the film Jaws opened and quickly chomped its way into celluloid history, while also inspiring legions of sweaty beachgoers to stick to the safety of their towels. Yet it’s a paraphrase of the ad from the classic Spielberg film’s deservedly forgotten sequel—the subtly named Jaws 2—that provides the most apt description of investors’ attitudes here in the summer of 2010: “Just when you thought it was safe to go back in the market...” After all, in roughly two years, we have moved from a market collapse due in part to a widespread failure to heed Warren Buffett’s advice to “beware of geeks bearing formulas” to a market malaise driven by heightened fears about Greeks—to say nothing of Californians or any number of others—bearing debt. In between the financial crisis of late 2008-early 2009 and the market’s current struggles (the latter arguably a sequel to the earlier calamity), there was a dynamic market rebound that lasted—at least as of this writing—from the market low on March 9, 2009 through the interim small-cap market high on April 23, 2010. Unfortunately, many equity investors seemed to regard this rally as an all-too-brief respite from a world of ever-declining stock prices and acute economic anxiety.

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    Looking further back to the beginning of this new century, the markets endured the bursting of the Internet bubble, which brings to two the number of historic market implosions that have occurred within the last 11 years. It is no wonder, then, that so many equity investors are choosing to avoid what they regard as the shark-infested waters of the stock market. For many people who first invested in the stock market at the end of 1999, the experience has been most likely unprofitable (depending, of course, on where their money was invested) and highly, perhaps painfully, volatile. The evidence is compelling for investors’ recent dissatisfaction with low or negative returns from stocks and their related impatience with risk and volatility. The Investment Company Institute (ICI) tracks mutual fund asset flows and reported that in 2009 domestic equity funds had net outflows of $8.8 billion while fixed income funds took in a record $375.5 billion. Strategas Research Partners recently published data from the ICI that showed the trend continuing. For the year-to-date period ended May 31, 2010, outflows from domestic equity funds totaled $3.8 billion, while inflows to bond funds remained brisk, at $118.7 billion.
    So what do equity managers such as ourselves—patient, disciplined, risk-averse types—make of these sobering figures? Not surprisingly, we still believe in equities. Equally important, our contrarian, long-term outlook leads us to see the potential for solid returns for stocks in the years ahead, provided that investors have the stomach for the bumpy road in front of stocks in the short run. We understand the trepidation, just as we sympathize with those investors who feel as though they have lately been presented with a dismal choice between low-risk, potentially profit-less instruments—bonds or money markets—and risky equities that may not only fail to grow or preserve capital but could also erode or even destroy it. For our part, we are scrutinizing valuations for micro-cap, small-cap and mid-cap securities all over the globe. We find much to like on a stock-by-stock basis and believe that there is ample proof in the form of strong fundamentals for potentially better days. Investment decisions should not be approached with fear and trembling, but with conviction, confidence and, in our view, an outlook that measures time in years, not months and quarters.

We find much to like on a stock-by-stock basis and believe that there is ample proof in the form of strong fundamentals for potentially better days. Investment decisions should not be approached with fear and trembling, but with conviction, confidence and, in our view, an outlook that measures time in years, not months and quarters.

The Concept of Anxiety

Regardless of the length of one’s outlook, recent results for the three major equity indexes were mostly uninspiring and did much to reinforce investors’ anxiety. For the year-to-date period ended June 30, 2010, small-caps, as measured by the Russell 2000 index, owned a performance edge relative to their peers, as the small-cap index was down 1.9%, while the large-cap S&P 500 lost 6.7% and the more tech-oriented Nasdaq Composite fell 7.1%. These were obviously

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However, the investable universe
of securities for our portfolios tends to
be larger than the number of stocks
that constitute an index at any given
time, which is why we do not limit
ourselves to the stocks that comprise
an index. We prefer the freedom of look-
ing for what we think are attractively
valued smaller companies wherever
we may find them. For example, as of
June 30, 2010, the number of U.S.-
domiciled companies with market
capitalizations up to $2.5 billion
exceeded 4,500 names, according to
FactSet, more than twice the number
included in the Russell 2000.

In addition, indexes are fluid entities
just as actively managed mutual
fund portfolios are, though generally
to a lesser degree. Standard & Poor’s
rebalances their indexes, including
the large-cap S&P 500 and the S&P
SmallCap 600, on a quarterly basis, as
does MSCI. Russell Investments
rebalances, or reconstitutes, as they
call it, less frequently—doing so on
an annual basis.

Still, important changes can occur,
even in an annual reconstitution.
Based on data released from Russell
Investments in June 2010, we found
some notable changes to the index
between June 2009 and June 2010:
The index gained an impressive 33.6%
for the 12-month period ended
May 31, 2010,which helped to increase
the index’s overall market capitaliza-
tion 37.9% from 2009 to $1.2 trillion.

Russell went on to report, “The
median market capitalization for the
index increased to $441.3 million,

Continued on page 6...

Letter to Our Shareholders

disappointing results, not merely because of the negative performance, but also because they interrupted the much-needed rally that began with the market low on March 9, 2009. The year opened with a less damaging correction that the market had shaken off by early February. First-quarter results were positive for all three indexes—the Russell 2000 gained 8.9% versus 5.4% for the S&P 500 and 5.7% for the Nasdaq Composite.
    The revived rally did not last long, however. Small-cap stock prices peaked on April 23, 2010, and the Russell 2000 slipped 17.6% from that date through the end of June. While the rally had seen other downturns, each had fallen in the range of 9%-10%, making this latest decline easily the most severe for small-caps since the worst days of the financial crisis. These losses lent more than a bearish tint to second-quarter returns, which were negative across the board, putting an end to four consecutive quarters of positive performance for all three domestic indexes. For the second quarter, the Russell 2000 was down 9.9%, the S&P 500 fell 11.4%, and the Nasdaq Composite declined 12.0%.
    Markets outside the U.S. fared no better. The MSCI EAFE (Europe, Australasia and Far East) index was down 13.2% versus a loss of 6.3% for the MSCI World ex USA Small Core index for the six months ended June 30, 2010. So while returns from the U.S. market bottom on March 9, 2009 through June 30, 2010 remained strong, with each major index up more than 55%, trailing three-year returns ended June 30, 2010 for the three domestic and two non-U.S. indexes were negative, and five-year and 10-year returns were mixed. For the 10-year period, small-caps did best, as the Russell 2000 and MSCI World ex USA Small Core indexes were the top performers.
    Within small-cap, growth and value indexes suffered second-quarter losses: the Russell 2000 Value index fell 10.6% versus a loss of 9.2% for the Russell 2000 Growth index. However, year-to-date and one-year results ended June 30, 2010 favored value; three- and five-year results favored growth; and 10-, 15-, 20-, and 25-year results were decidedly won by the Russell 2000 Value index. Micro-cap companies provided better relative results, outperforming the small-cap index in both the second quarter, in which the Russell Microcap index was down 8.9%, and year-to-date period, when it rose 0.1% through June 30, 2010. Within the micro-cap index, value underperformed in the second quarter (-9.7% versus -7.9%), but outperformed for the six months ended June 30, 2010 (+1.9% versus -1.9%).

An Edifying Discourse
What, then, inspires our confidence in the long-term prospects for stocks? As is often the case, we look to history for some instruction, while keeping in mind that investing must be done looking forward, not backward. We never expect the past to repeat itself, though we do believe that historical patterns are relevant when it

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comes to the behavior of markets. The current economic situation has already bred comments claiming that the economy and financial markets are not likely to bounce back soon, mostly owing to an ongoing dearth in consumer spending and the staggering weight of deficits. These commentators predict a scenario in which we are headed for a double-dip recession and could be facing a decade of essentially flat economic growth (or worse), calling to mind Japan over the last 20 years or our own stagnating economy of 1974-1982.
     Looking forward, we believe that volatility will continue to be above average, but that small-cap, both domestic and non-U.S., can provide attractive returns over the next three to five years—an altogether more optimistic outlook. We continue to believe that we have entered a more normalized return environment for equities. We see reason for hope in the fact that many small-cap stocks are reacting positively and negatively to underlying fundamentals—not just market sentiment. This has been creating what we regard as attractive short-term opportunities for long-term investors such as ourselves. To us, a return to a more normalized environment may not bring the outsized gains of 2009, but it could usher in a period of positive long-term returns for equities, with historically normal corrections along the way. This would be close to an ideal environment for active managers with an absolute return orientation. Neither whole sectors nor entire industries are “on sale” as they were in late 2008 and early 2009, but numerous opportunities have been available on a stock-by-stock basis. By seeking to take advantage of this period of increased volatility, we think that investors should be rewarded when the overall direction of the market reverses. While we always keep an eye on the market and economy as a whole, the current situation has not diminished our faith in the long-term prospects for stocks.
     Of course, recent declines have been painful. However, it is important to remember that a correction of 15% or more is quite typical, occurring roughly every three years on average for small-cap stocks. Since the Russell 2000 debuted on December 31, 1978, there have been 10 major corrections of at least 15% through the end of 2009. (Note: In order for a new peak to be established, a drop of 15% from the prior peak must first be recorded.) These peak-to-trough periods have ranged from a decline of 15.4% (10/5/79-10/23/79) to the more recent bear market decline of 58.9% (7/13/07-3/09/09). Of the 10 major declines prior to 2010, the Russell 2000 on average fell 31.8%. These declines disrupt markets, they shatter confidence, but they also set the stage for new bull markets.

Looking forward, we believe that volatility will continue to be above average, but that small-cap, both domestic and non-U.S., can provide attractive returns over the next three to five years.

Any business that looks to be capable of swimming ahead of the pace of the economy as a whole is going to be in high demand, and we can see that benefiting the kind of small-caps that fit our selection criteria—those that boast strong balance sheets, high returns on invested capital and the ability to generate free cash flow.

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a 45% increase over the median
capitalization of $304 million in 2009.
The weighted average market capitali-
zation also increased significantly,
jumping 34.7% to $1.0B from $0.7B in
2009.” The index’s composition is also
reflective of the growing global
nature of the equity world: “As a result
of Russell’s new methodology rule
determining country assignment, all
companies that are incorporated,
headquartered, and traded in the U.S.
are eligible for the Russell U.S.
Indexes... Ten of the new adds [of
which there were a total of 321 in
2010] are due to the new country rule.”
Indexes change, and, interestingly,
they change in an effort to better
reflect the market they are meant to
represent. In other words, they change
their constituents in order not to
change their market representation.

We have high regard for indexes,
especially the efforts they make
to remain truly representative of their
markets. However, we also see
critical differences between the kind
of work that we as active, disciplined
small-cap managers do and what an
index does. We do not focus our efforts
on creating representative small-cap
portfolios (or micro-cap, mid-cap or
global smaller-company portfolios).
Our task is to find what we judge to be
high-quality companies trading at
attractive discounts to our estimate of
their worth as a business (or intrinsic
value). We see indexes, then, as a
bellwether to guide us as we strive to
improve our skill as disciplined
stock pickers. No more and no less
than that.

Letter to Our Shareholders

Either/Or
Admittedly, our long-term perspective has been even less in style lately than usual. We have recently been witnessing a stampede out of equities and into fixed income to such a degree that we would not be surprised to see a bubble in fixed income investments in the coming months. (Even bond king Bill Gross is bullish on stocks!) For our part, we remain convinced that stocks should provide stronger returns, particularly inflation-adjusted returns, over the next five-year and 10-year periods. It seems reasonable to us that the current decade will end up with annualized equity returns somewhere in the high single digits. Taking advantage of current volatility is, for us, critical toward building strong results for the decade, as well as other long-term periods.
     For example, we believe that investors should be encouraged, though not too excited, by the recent earnings picture, bearing in mind that recent earnings look strong in relation to where companies were in 2008 and early 2009, when most were coming off an historically terrible period. (In other words, the bar for earnings improvement was set awfully low.) Still, we think that this is encouraging because it shows that many U.S. corporations did what needed to be done—they grew leaner and meaner and effectively dealt with a financial crisis, which is being reflected in stronger earnings. While the perception seems to be that it is once again struggling, we think the economy is on the right track. We are not wildly enthusiastic, but we are optimistic.

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     Part of our reasoning is that we see a slow-growth economy as a favorable backdrop for our disciplined style, especially owing to its emphasis on company quality. Our expectation is that a slow-growth economy could lead investors to focus on two areas—high-quality companies and fast-growing companies (the latter not normally our cup of tea). Any business that looks to be capable of swimming ahead of the pace of the economy as a whole is going to be in high demand, and we can see that benefiting the kind of small-caps that fit our selection criteria—those that boast strong balance sheets, high returns on invested capital and the ability to generate free cash flow. It is also important to remember that long-term growth is not a straight-line phenomenon. Short-term setbacks are a common occurrence in the journey to more lasting success. We are ever-cautious, and in our view it is safe to go back in the water.

It is important to remember that long-term growth is not a straight-line phenomenon. Short-term setbacks are a common occurrence in the journey to more lasting success. We are ever-cautious, and in our view it is safe to go back in the water.
Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.

President	Vice President	Vice President

July 31, 2010

P.S. More than this letter’s epigraph comes from the pen of Danish philosopher, Sören Kierkegaard, as each of the headings uses the title from one of his books. We thought that Kierkegaard made an especially appropriate choice for the period under review, with his emphasis on the absurdity of life, the necessity for self-examination and the need to live life looking forward.

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8 | Royce Capital Fund 2010 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2010, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2010 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
     The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index. The S&P 500 and S&P SmallCap 600 are indices of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is an unmanaged index of the world’s stock markets, excluding the United States. The Morgan Stanley Capital International (MSCI) World Small Core Index excluding U.S. is an unmanaged index of global small-cap stocks, excluding the United States. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

    Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund-Small-Cap Portfolio invests primarily in securities of small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) The Funds may invest up to 25% of their respective assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

    This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
    The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

Royce Capital Fund 2010 Semiannual Report to Shareholders | 9

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan - June 2010*			-1.58%

One-Year			27.83

Three-Year			-5.70

Five-Year			5.00

10-Year			10.23

Since Inception (12/27/96)			11.90

ANNUAL EXPENSE RATIO

Operating Expenses			1.58%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCM	Year	RCM

2009	57.9%	2002	-12.9%

2008	-43.3	2001	29.7

2007	4.0	2000	18.5

2006	21.1	1999	28.1

2005	11.6	1998	4.1

2004	13.8	1997	21.2

2003	49.2

TOP 10 POSITIONS % of Net Assets

US Gold			1.2%

Fronteer Gold			1.2

Syneron Medical			1.1

Volcom			1.1

Silvercorp Metals			1.1

Cavco Industries			1.0

Patriot Transportation Holding			1.0

Lamprell			1.0

Atlantic Tele-Network			1.0

Allied Nevada Gold			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			17.7%

Industrial Products			14.3

Health			12.6

Technology			12.4

Industrial Services			10.7

Consumer Products			8.7

Financial Services			3.8

Financial Intermediaries			3.8

Consumer Services			3.2

Miscellaneous			4.8

Cash and Cash Equivalents			8.0

Royce Capital Fund—Micro-Cap Portfolio

Manager’s Discussion
Micro-cap stocks are often volatile and unpredictable, but they were no more noticeably capricious than their larger peers in the first half of 2010, an observation reflected in the performance of Royce Capital Fund–Micro-Cap Portfolio (RCM). The Fund was down 1.6% for the year-to-date period ended June 30, 2010, ahead of its small-cap benchmark, the Russell 2000, which fell 1.9%, but behind the Russell Microcap index, which managed a slight gain of 0.1% for the same period. Although RCM’s absolute return of 5.2% in 2010’s first quarter was more than respectable, it lagged its benchmark (+8.9%) and the micro-cap index (+9.9%). This relative lag at a time when stock prices were mostly rising was not entirely a surprise following the Fund’s performance in 2009, which was strong on both an absolute and relative basis.
     When the rally began to lose serious steam following the interim small-cap high on April 23, 2010, the Fund more than held its own. From that date through the end of June, RCM lost 12.9% versus respective losses of 17.6% and 18.1%

for the Russell 2000 and Russell Microcap indexes. This stronger down market turn helped the Fund to also lose less during the second quarter. Between April and June, RCM was down 6.4%, while the Russell 2000 declined 9.9% and the Russell Microcap index fell 8.9%. So while negative returns are never ideal, they are understandable in the context of the currently anxious and uncertain market, particularly in light of the Fund holding its value during declines better than its benchmark and the Russell Microcap index.
     We were also cheered somewhat by the fact that RCM held an advantage over both indexes from the market low on March 9, 2009 through the end of June 2010, gaining 100.2% versus 80.9% for the Russell 2000 and 86.2% for the micro-cap index. This outperformance was consistent with calendar-based, longer-term periods. The Fund beat the Russell Microcap index—for which data goes back to 2000—for the one-, three-, five- and 10-year periods ended June 30, 2010. RCM also beat the Russell 2000 for each of the aforementioned periods, as well from the since inception (12/27/96) period ended June 30, 2010. The Fund’s average annual total return since inception was 11.9%.
     Natural Resources—the Fund’s best-performing sector in 2009—was also its most significant contributor to net gains in the first half of 2010, dominated by holdings in the precious metals and mining industry. As was the case in 2009, this industry outpaced all of

GOOD IDEAS THAT WORKED Top Contributors To Performance* Year-to-Date Through 6/30/10

US Gold	0.55%

Red Back Mining	0.44

Fronteer Gold	0.39

Allied Nevada Gold	0.36

Boots & Coots	0.31

*Includes Dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information for RCM reflects Investment Class results. Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class, as of the Fund’s most current prospectus, and include management fees, other expenses and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

             10  |  Royce Capital Fund 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

the Fund’s other sectors and industry groups, although, given the state of the market, this was admittedly a less daunting task in 2010’s first six months than it was in 2009. Still, we were very pleased with the performance of these companies, which accounted for four of RMC’s five top gainers year-to-date through June 30, 2010. Rising gold prices were the primary spur to the increase in share prices, as the debt crisis in Europe and fiscal challenges on the home front drove investors to the perceived safety of gold.
     Red Back Mining successfully managed the growth of its mines in Ghana and Mauritania after evolving from a purely exploratory company into one that produced metals as well. We built two other positions near the end of 2008 and in the first quarter of 2009, when they were falling into the micro-cap capitalization range: Fronteer Gold reaped a golden harvest from recent discoveries in its home base of Nevada, while Allied Nevada Gold also managed the transition from explorer to producer with success. In contrast to these stocks, we began to build our stake a bit later in the Fund’s top performer, Nevada-based exploration and production company, US Gold. Its share price went against the market, rising most sharply during the second quarter, when investor anxiety was growing most acute. We held a good-sized position in each company at the end of June.

     Genoptix provides specialized laboratory services that focus on personalized, comprehensive diagnostics to cancer sufferers. These suites of services are primarily sold to oncologists and hematologists. We liked its interesting niche, its balance sheets and impressive margins, but in retrospect we may have begun to buy too soon, making large buys in the summer of 2009 and spring of 2010. Its share price began to slip precipitously in late April on an earnings miss and unexpected spending increases before falling further when the firm revised full-year revenue guidance in June. We are holding on in the expectation that the firm can right itself. Horsehead Holding offers a different kind of niche. The firm produces zinc, primarily by the low-cost method of recycling steel dust. Steel businesses, such as Olympic Steel, had a rough first half, as did many industrial companies, but we were drawn to Horsehead’s strong fundamentals and think that it deserves our patience. We were somewhat mystified by the dismal performance of Atlantic Tele-Network, which provides wireless voice and data services to retail customers in Bermuda, Guyana, and Turks and Caicos, as well as wireless voice and data roaming services in the U.S. Its earnings were lower early in 2010, but it remains in our view a very well-run business with a low-debt balance sheet and positive cash flow.

GOOD IDEAS AT THE TIME Top Detractors From Performance* Year-to-Date Through 6/30/10

Genoptix	-0.48%

Horsehead Holding Corporation	-0.43

Atlantic Tele-Network	-0.38

Olympic Steel	-0.33

Sterling Construction	-0.29

*Net of Dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$320 million

Weighted Average P/E Ratio**			11.8x

Weighted Average P/B Ratio			1.5x

U.S. Investments (% of Net Assets)			67.1%

Non-U.S. Investments (% of Net Assets)			24.7%

Fund Net Assets			$515 million

Turnover Rate			21%

Number of Holdings			213

Symbol
Investment Class			RCMCX
Service Class			RCMSX

* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (26% of portfolio holdings as of 6/30/10).

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RCM	5.00%	22.08	0.23

Russell 2000	0.37	21.97	0.02

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Royce Capital Fund 2010 Semiannual Report to Shareholders  |  11

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan - June 2010*			-0.12%

One-Year			25.83

Three-Year			-4.53

Five-Year			2.99

10-Year			9.98

Since Inception (12/27/96)			11.06

ANNUAL EXPENSE RATIO

Operating Expenses			1.07%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCS	Year	RCS

2009	35.2%	2002	-13.8%

2008	-27.2	2001	21.0

2007	-2.1	2000	33.3

2006	15.6	1999	8.2

2005	8.6	1998	8.9

2004	25.0	1997	17.1

2003	41.1

TOP 10 POSITIONS % of Net Assets

Steven Madden			2.8%

Dress Barn (The)			2.8

Jos. A. Bank Clothiers			2.4

ManTech International Cl. A			2.3

Allied World Assurance Company Holdings			2.2

Federated Investors Cl. B			2.1

Buckle (The)			2.1

MAXIMUS			2.0

NBTY			2.0

Comtech Telecommunications			1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries			15.2%

Consumer Products			12.3

Natural Resources			12.3

Consumer Services			11.0

Health			10.8

Technology			7.2

Industrial Products			6.1

Industrial Services			5.5

Financial Services			3.8

Miscellaneous			3.3

Cash and Cash Equivalents			12.5

Royce Capital Fund—Small-Cap Portfolio

Manager’s Discussion
After posting stellar results on both an absolute and relative basis in 2009, the first half of 2010 was a bit less luminous, at least on an absolute basis, for the portfolio of mostly small-cap stocks that make up Royce Capital Fund-Small-Cap Portfolio (RCS). The Fund fell 0.1% for the year-to-date period ended June 30, 2010, ahead of its small-cap benchmark, the Russell 2000, which declined 1.9% during the same period. While negative performance, even slightly negative performance during short-term periods, is never welcome, the highly challenging market and ongoing anxiety about the economy made results through the year’s first six months not entirely surprising.
      After a brief down period that lasted through early February, the bull market that began in March 2009 resumed its strong run. For the first quarter, RCS gained 6.0%, a fine return on an absolute basis, though it lagged its benchmark’s gain of 8.9%. The Fund thus established its first-half performance advantage over its benchmark in the bearish second quarter, which saw a very different market, particularly following the interim small-cap high on April 23. The Fund lost 5.8% between April and June, while the small-cap index declined 9.9%. From the late April high through the end of June, RCS again lost less than the Russell 2000, falling 11.4% compared to a loss of 17.6% for the benchmark. The Fund also stayed ahead of the small-cap index from the market low on March 9, 2009 through the end of June, gaining 84.9% versus 80.9% for its benchmark.

      Over longer-term periods, the Fund’s results continued to be strong on a relative basis, while one-, five-, 10-year and since inception (12/27/96) returns were equally sturdy on an absolute basis. RCS outpaced the Russell 2000 for the one-, three-, five-, 10-year and since inception periods ended June 30, 2010. The Fund’s average annual total return since inception was 11.1%.
      The Fund’s most significant detractor, ATC Technology, is an industrial company that operates two primary businesses. Its Drivetrain business, which focuses on rebuilding auto transmissions and other parts, has struggled. Its Logistics business, which provides outsourced supply chain logistics services and engineering solutions to consumer electronics companies, had also been slow, but has recently shown improvement. The latter business attracted most of our interest. The company’s stock price fell most dramatically when the firm posted a slightly lower first-quarter profit. While it beat Wall Street forecasts, lower first-quarter profit drove

GOOD IDEAS THAT WORKED Top Contributors To Performance* Year-to-date Through 6/30/10

American Italian Pasta Cl. A	0.63%

Home Diagnostics	0.56

Red Back Mining	0.52

Steven Madden	0.39

Jos. A. Bank Clothiers	0.33

*Includes Dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information for RCS reflects Investment Class results. Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class, as of the Fund’s most current prospectus, and include management fees and other expenses. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

             12  |  Royce Capital Fund 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

investors away. We chose instead to build our stake in June. Federated Investors is a family-run asset manager specializing in money markets. We have long been admirers of the company. The declining interest rate environment put a crimp in the profitability of its money market funds, but we like the firm’s roster of bond and equity portfolios, which now account for much of its business, and also anticipate that interest rates will rise in the next three to five years, both of which were factors in our decision to build our stake in the first half.
     One of 2009’s largest contributors to performance, drug and nutritional supplement maker and distributor NBTY, saw its stock price weaken through the first half. We continued to have high regard for its business and balance sheet. However, the likelihood of a price war in the private-label vitamin business and a fiscal second-quarter earnings disappointment conspired to make its share price tumble. This led us to build our position between April and June. (In mid-July, a private equity firm announced that it was buying NBTY at a 57% premium to the company’s share price between mid-June and mid-July.)

     Mobile-data communications equipment maker Comtech Telecommunications had already suffered through a tough year in 2009. Its stock price began to rally in November 2009 before slipping again in January 2010. It fell further on revised revenue guidance in March and was not helped when news of a planned acquisition broke in May. Thinking that this acquisition can help the company to diversify its business away from two large military contracts that may expire, we think it is a favorable development. At the end of June, we also believed that this conservatively capitalized business was worth the risk. It was a top-10 position at the end of June.
     American Italian Pasta had the right recipe for first-half success. When first buying shares at the end of 2009, we liked its improved balance sheet, impressive margins and prospects for sustained growth. Our enthusiasm was shared by diversified food maker Ralcorp Holdings, which announced plans to acquire the dry pasta maker at an attractive premium near the end of June. This news led us to sell our shares after building our stake through the beginning of that same month. The urge to merge also benefited the stock price of Home Diagnostics, a manufacturer of diabetes testing supplies. In February, news broke that the company would merge with a Japanese healthcare company at a large premium to Home Diagnostics’ stock price. We sold our shares as its price rose on this report.

GOOD IDEAS AT THE TIME Top Detractors From Performance* Year-to-Date Through 6/30/10

ATC Technology	-0.48%

Federated Investors Cl. B	-0.41

Tidewater	-0.38

NBTY	-0.37

Comtech Telecommunications	-0.35

*Net of Dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$1,186 million

Weighted Average P/E Ratio**			10.6x

Weighted Average P/B Ratio			1.5x

U.S. Investments (% of Net Assets)			87.7%

Non-U.S. Investments (% of Net Assets)			2.5%

Fund Net Assets			$523 million

Turnover Rate			19%

Number of Holdings			86

Symbol
Investment Class			RCPFX
Service Class			RCSSX

* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/10).

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RCS	2.99%	19.94	0.15

Russell 2000	0.37	21.97	0.02

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Royce Capital Fund 2010 Semiannual Report to Shareholders  |  13

Schedules of Investments

Royce Capital Fund – Micro-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 92.0%

Consumer Products – 8.7%
Apparel, Shoes and Accessories - 3.2%
LaCrosse Footwear	253,231	$4,264,410
Luk Fook Holdings (International)	2,228,700	2,797,097
True Religion Apparel [a]	98,000	2,162,860
Van De Velde	42,076	1,643,639
Volcom [a]	295,625	5,489,756

		16,357,762

Food/Beverage/Tobacco - 2.8%
Asian Citrus Holdings	5,540,000	4,056,515
Binggrae Company	51,000	2,098,439
Sipef	71,855	4,125,072
Societe Internationale de Plantations d’Heveas	59,000	3,866,130

		14,146,156

Health, Beauty and Nutrition - 0.3%
Nutraceutical International [a]	104,500	1,594,670

Home Furnishing and Appliances - 0.6%
AS Creation Tapeten	61,000	2,219,252
Lumber Liquidators Holdings [a]	44,800	1,045,184

		3,264,436

Sports and Recreation - 1.3%
Arctic Cat [a]	249,944	2,276,990
Piscines Desjoyaux	187,391	1,661,492
RC2 Corporation [a]	168,600	2,716,146

		6,654,628

Other Consumer Products - 0.5%
CSS Industries	84,300	1,390,950
Shamir Optical Industry	145,700	1,164,143

		2,555,093

Total (Cost $42,048,722)		44,572,745

Consumer Services – 3.2%
Direct Marketing - 0.4%
Manutan International	41,000	2,071,620

Leisure and Entertainment - 0.2%
Multimedia Games [a]	175,882	791,469

Online Commerce - 0.8%
CryptoLogic [a]	385,000	739,200
GS Home Shopping	29,100	1,817,740
Vitacost.com [a]	177,100	1,592,129

		4,149,069

Retail Stores - 1.8%
Buckle (The)	76,025	2,464,731
Cato Corporation (The) Cl. A	124,300	2,737,086
Jos. A. Bank Clothiers [a]	44,780	2,417,672
Lewis Group	231,000	1,768,169

		9,387,658

Total (Cost $13,895,542)		16,399,816

	SHARES	VALUE

Financial Intermediaries – 3.8%
Banking - 1.0%
Bancorp (The) [a]	202,528	$1,585,794
BCB Holdings [a]	1,303,907	1,802,056
Pacific Continental	165,600	1,568,232

		4,956,082

Insurance - 1.5%
American Physicians Service Group	24,581	601,005
American Safety Insurance Holdings [a]	144,200	2,266,824
Argo Group International Holdings	50,027	1,530,326
Navigators Group [a]	42,500	1,748,025
United Fire & Casualty	78,630	1,558,447

		7,704,627

Securities Brokers - 1.1%
FBR Capital Markets [a]	465,829	1,551,211
GMP Capital	203,600	1,780,579
Sanders Morris Harris Group	420,000	2,331,000

		5,662,790

Securities Exchanges - 0.2%
Hellenic Exchanges	237,000	1,248,941

Total (Cost $23,374,464)		19,572,440

Financial Services – 3.8%
Investment Management - 2.4%
CapMan Cl. B	687,000	1,164,460
Deutsche Beteiligungs	49,000	1,116,013
Endeavour Financial	1,472,900	3,043,896
Gluskin Sheff + Associates	187,900	3,000,611
Sprott Resource [a]	977,500	3,691,278
U.S. Global Investors Cl. A	112,300	623,265

		12,639,523

Special Purpose Acquisition Corporation - 0.4%
Harbinger Group [a]	344,300	2,162,204

Other Financial Services - 1.0%
Kennedy-Wilson Holdings [a]	495,814	5,007,722

Total (Cost $25,218,905)		19,809,449

Health – 12.6%
Commercial Services - 0.8%
PDI [a]	478,720	3,963,801

Drugs and Biotech - 3.6%
Anika Therapeutics [a]	133,252	784,854
Bukwang Pharmaceutical	204,000	2,324,614
CombiMatrix Corporation [a]	68,182	175,228
Dyax Corporation [a]	504,916	1,146,159
Lexicon Pharmaceuticals [a]	1,491,286	1,908,846
Maxygen [a]	117,200	648,116
Orchid Cellmark [a]	864,200	1,460,498
Simcere Pharmaceutical Group ADR [a]	239,000	1,978,920
Sinovac Biotech [a]	621,000	2,875,230
3SBio ADR [a]	117,000	1,360,710
Vetoquinol	105,990	3,020,658
YM Biosciences [a]	737,800	833,714

		18,517,547

14 | Royce Capital Fund 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE

Health (continued)
Health Services - 2.4%
BioClinica [a]	292,123	$1,197,704
CorVel Corporation [a]	69,725	2,356,008
†EPS Company	1,215	3,055,050
Genoptix [a]	205,874	3,541,033
U.S. Physical Therapy [a]	141,960	2,396,285

		12,546,080

Medical Products and Devices - 5.8%
ArthroCare Corporation [a]	63,600	1,949,340
Cerus Corporation [a]	400,000	1,264,000
Cynosure Cl. A [a]	222,800	2,399,556
Exactech [a]	163,499	2,792,563
Merit Medical Systems [a]	229,168	3,682,730
Neogen Corporation [a]	63,739	1,660,401
NMT Medical[a,b]	391,000	205,157
SenoRx [a]	279,833	3,072,566
Solta Medical[a,b]	571,323	1,085,514
STRATEC Biomedical Systems	42,000	1,396,704
SurModics [a,b]	146,746	2,408,102
Syneron Medical [a]	550,385	5,657,958
Young Innovations	86,153	2,425,207

		29,999,798

Total (Cost $71,862,392)		65,027,226

Industrial Products – 14.3%
Automotive - 0.6%
†Fuel Systems Solutions[a,b]	86,500	2,244,675
†SORL Auto Parts[a,b]	118,000	981,760

		3,226,435

Building Systems and Components - 2.0%
AAON	122,404	2,853,237
Drew Industries [a]	235,733	4,761,807
LSI Industries	459,413	2,241,935
WaterFurnace Renewable Energy	20,000	501,057

		10,358,036

Industrial Components - 1.4%
Graham Corporation	264,431	3,963,821
Orion Energy Systems[a,b]	355,075	1,118,486
Voltamp Transformers	111,140	2,246,895

		7,329,202

Machinery - 3.5%
Burckhardt Compression Holding	25,500	4,493,804
†Duoyuan Global Water ADR [a]	148,674	2,616,662
FreightCar America	130,891	2,960,754
Jinpan International	156,000	2,364,960
Kadant [a]	162,831	2,836,516
Key Technology [a]	207,429	2,800,292

		18,072,988

Metal Fabrication and Distribution - 4.2%
Castle (A.M.) & Co. [a]	181,221	2,517,160
Foster (L.B.) Company Cl. A [a]	105,176	2,726,162
†Fushi Copperweld [a]	310,300	2,538,254
Horsehead Holding Corporation [a]	496,500	3,753,540
Olympic Steel	211,500	4,858,155
	SHARES	VALUE

Industrial Products (continued)
Metal Fabrication and Distribution (continued)
RBC Bearings [a]	153,244	$4,442,544
Samuel Manu-Tech [a]	231,000	867,972

		21,703,787

Miscellaneous Manufacturing - 0.9%
Semperit AG Holding	127,713	4,366,721

Pumps, Valves and Bearings - 0.5%
Pfeiffer Vacuum Technology	32,400	2,386,169

Specialty Chemicals and Materials - 1.2%
American Vanguard	164,133	1,301,575
†Huchems Fine Chemical	102,908	2,193,944
Phoscan Chemical [a]	1,681,800	639,827
Victrex	119,000	1,933,461

		6,068,807

Total (Cost $73,717,082)		73,512,145

Industrial Services – 10.7%
Advertising and Publishing - 0.3%
Saraiva SA Livreiros Editores	63,200	1,306,017

Commercial Services - 4.2%
ATC Technology [a]	241,731	3,896,704
Begbies Traynor	947,000	797,671
CRA International [a]	176,706	3,327,374
Electro Rent	101,200	1,294,348
Exponent [a]	115,829	3,789,925
Forrester Research [a]	44,200	1,337,492
GP Strategies [a]	532,700	3,867,402
Heritage-Crystal Clean [a]	407,667	3,281,719

		21,592,635

Engineering and Construction - 2.1%
Cavco Industries [a]	150,804	5,305,285
Layne Christensen [a]	83,200	2,019,264
Sterling Construction [a]	284,552	3,682,103

		11,006,652

Food, Tobacco and Agriculture - 0.2%
BioExx Specialty Proteins [a]	770,000	1,142,830

Industrial Distribution - 0.3%
Houston Wire & Cable	133,400	1,447,390

Printing - 1.2%
Courier Corporation	125,518	1,532,575
Domino Printing Sciences	349,352	2,367,043
Ennis	140,600	2,110,406

		6,010,024

Transportation and Logistics - 2.4%
Euroseas	711,757	2,533,855
Marten Transport [a]	222,880	4,631,446
Patriot Transportation Holding [a]	65,480	5,297,987

		12,463,288

Total (Cost $56,445,235)		54,968,836

Natural Resources – 17.7%
Energy Services - 6.5%
†Canadian Energy Services & Technology	142,000	2,196,928
Dawson Geophysical [a]	137,429	2,923,115

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2010 Semiannual Report to Shareholders | 15

Schedules of Investments

Royce Capital Fund – Micro-Cap Portfolio (continued)

	SHARES	VALUE

Natural Resources (continued)
Energy Services (continued)
Gulf Island Fabrication	170,246	$2,642,218
Lamprell	1,642,000	5,225,523
OYO Geospace [a]	99,109	4,804,804
Pioneer Drilling [a]	170,000	963,900
T-3 Energy Services [a]	105,745	2,950,286
Tesco Corporation [a]	266,980	3,278,514
TGC Industries [a]	726,133	2,200,183
Total Energy Services	538,900	4,171,280
Union Drilling [a]	249,269	1,373,472
World Energy Solutions [a]	230,700	666,723

		33,396,946

Oil and Gas - 1.1%
Gran Tierra Energy [a]	444,100	2,202,736
VAALCO Energy [a]	383,000	2,144,800
Vantage Drilling [a]	1,030,400	1,391,040

		5,738,576

Precious Metals and Mining - 9.8%
Alamos Gold	313,300	4,805,964
Allied Nevada Gold [a]	261,229	5,140,987
Bear Creek Mining [a]	372,200	1,482,437
Crosshair Exploration & Mining [a]	3,247,500	349,106
Eldorado Gold	183,000	3,286,680
Endeavour Silver[a,b]	586,300	1,981,694
Entree Gold [a]	873,700	1,616,345
Fronteer Gold [a]	1,031,200	6,135,640
Gammon Gold [a]	211,147	1,152,863
Great Basin Gold [a]	1,354,175	2,302,435
Keegan Resources [a]	346,800	1,843,866
Lumina Copper [a]	1,004,400	1,122,761
Quaterra Resources [a]	777,900	884,184
Red Back Mining [a]	145,100	3,667,879
Silvercorp Metals	826,900	5,474,078
Uranium Resources[a,b]	2,437,800	967,807
US Gold [a]	1,231,796	6,171,298
Victoria Gold [a]	2,015,000	1,249,260
Western Copper [a]	720,000	608,708

		50,243,992

Other Natural Resources - 0.3%
Magma Energy [a]	1,352,300	1,689,501

Total (Cost $71,228,160)		91,069,015

Technology – 12.4%
Aerospace and Defense - 0.7%
Ducommun	116,800	1,997,280
LaBarge [a]	159,699	1,822,166

		3,819,446

Components and Systems - 1.6%
SMART Modular Technologies (WWH) [a]	515,572	3,016,096
Super Micro Computer [a]	125,511	1,694,398
Vaisala Cl. A	82,000	1,862,796
Xyratex [a]	115,800	1,638,570

		8,211,860

	SHARES	VALUE

Technology (continued)
Distribution - 0.7%
Diploma	990,438	$3,349,359

Internet Software and Services - 0.4%
†VASCO Data Security International [a]	369,330	2,278,766

IT Services - 0.9%
iGATE Corporation	216,924	2,780,966
Neurones	235,150	1,936,637

		4,717,603

Semiconductors and Equipment - 3.9%
Advanced Energy Industries [a]	140,200	1,723,058
ATMI [a]	224,900	3,292,536
CEVA [a]	263,979	3,326,135
GSI Technology [a]	341,561	1,953,729
Inficon Holding	17,000	2,191,890
Rudolph Technologies [a]	274,541	2,072,784
Sigma Designs[a,b]	305,364	3,056,694
Supertex [a]	102,300	2,522,718

		20,139,544

Software - 1.6%
Fundtech [a]	178,100	1,850,459
Pervasive Software [a]	126,100	625,456
Phoenix Technologies [a]	503,475	1,455,043
PROS Holdings [a]	204,323	1,328,099
Smith Micro Software [a]	293,954	2,795,503

		8,054,560

Telecommunications - 2.6%
Anaren [a]	228,038	3,406,888
Atlantic Tele-Network	125,650	5,189,345
Digi International [a]	242,200	2,002,994
KVH Industries [a]	214,000	2,657,880

		13,257,107

Total (Cost $57,579,443)		63,828,245

Miscellaneous [c] – 4.8%
Total (Cost $26,699,992)		24,832,752

TOTAL COMMON STOCKS
(Cost $462,069,937)		473,592,669

REPURCHASE AGREEMENT – 8.2%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $42,096,006 (collateralized by obligations of various U.S. Government Agencies, 0.875% due 1/31/11, valued at $43,151,225 (Cost $42,096,000)		42,096,000

16 | Royce Capital Fund 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

Royce Capital Fund – Small-Cap Portfolio

VALUE

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.3%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0409%) (Cost $6,880,519)	$6,880,519

TOTAL INVESTMENTS – 101.5%
(Cost $511,046,456)	522,569,188

LIABILITIES LESS CASH AND OTHER ASSETS – (1.5)%	(7,505,004)

NET ASSETS – 100.0%	$515,064,184

	SHARES	VALUE

COMMON STOCKS – 87.5%

Consumer Products – 12.3%
Apparel, Shoes and Accessories - 6.2%
†Carter’s [a]	203,424	$5,339,880
Guess?	87,845	2,744,278
Steven Madden [a]	467,612	14,739,130
Wolverine World Wide	371,952	9,380,630

		32,203,918

Food/Beverage/Tobacco - 2.4%
J & J Snack Foods	170,408	7,174,177
Lancaster Colony	98,626	5,262,683

		12,436,860

Health, Beauty and Nutrition - 3.7%
Inter Parfums	332,696	4,734,264
NBTY [a]	310,200	10,549,902
Nutraceutical International [a]	285,104	4,350,687

		19,634,853

Total (Cost $50,961,878)		64,275,631

Consumer Services – 11.0%
Leisure and Entertainment - 2.2%
International Speedway Cl. A	242,600	6,249,376
World Wrestling Entertainment Cl. A	333,459	5,188,622

		11,437,998

Retail Stores - 8.8%
American Eagle Outfitters	101,200	1,189,100
Buckle (The)	337,319	10,935,882
Cato Corporation (The) Cl. A	303,600	6,685,272
Dress Barn (The) [a]	613,097	14,597,840
Jos. A. Bank Clothiers [a]	231,800	12,514,882

		45,922,976

Total (Cost $49,009,151)		57,360,974

Financial Intermediaries – 15.2%
Insurance - 13.5%
Allied World Assurance Company Holdings	252,400	11,453,912
Alterra Capital Holdings	351,163	6,594,841
American Safety Insurance Holdings [a]	171,660	2,698,495
Amerisafe [a]	311,848	5,472,932
Aspen Insurance Holdings	376,200	9,307,188
Donegal Group Cl. A	11,211	137,783
EMC Insurance Group	40,178	881,104
Endurance Specialty Holdings	37,900	1,422,387
Harleysville Group	157,070	4,873,882
Meadowbrook Insurance Group	687,860	5,936,232
Montpelier Re Holdings	332,277	4,960,896
Reinsurance Group of America	150,600	6,883,926
†StanCorp Financial Group	118,300	4,795,882
State Auto Financial	10,538	163,444
Validus Holdings	194,513	4,750,008

		70,332,912

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2010 Semiannual Report to Shareholders | 17

Schedules of Investments

Royce Capital Fund – Small-Cap Portfolio (continued)

	SHARES	VALUE

Financial Intermediaries (continued)
Securities Brokers - 1.7%
Knight Capital Group Cl. A [a]	660,400	$9,106,916

Total (Cost $76,914,334)		79,439,828

Financial Services – 3.8%
Information and Processing - 0.8%
Total System Services	302,200	4,109,920

Insurance Brokers - 0.9%
Brown & Brown	244,385	4,677,529

Investment Management - 2.1%
Federated Investors Cl. B	541,400	11,212,394

Total (Cost $19,998,667)		19,999,843

Health – 10.8%
Drugs and Biotech - 1.4%
Emergent Biosolutions [a]	454,796	7,431,366

Health Services - 6.8%
Almost Family [a]	259,783	9,074,220
Chemed Corporation	113,400	6,196,176
†LHC Group [a]	277,550	7,702,013
MEDNAX [a]	142,000	7,896,620
U.S. Physical Therapy [a]	277,600	4,685,888

		35,554,917

Medical Products and Devices - 2.6%
Kensey Nash [a]	80,929	1,918,826
Obagi Medical Products [a]	539,880	6,381,382
Patterson Companies	189,700	5,412,141

		13,712,349

Total (Cost $47,817,602)		56,698,632

Industrial Products – 6.1%
Automotive - 0.8%
Dorman Products [a]	210,867	4,286,926

Building Systems and Components - 0.7%
Simpson Manufacturing	139,485	3,424,357

Industrial Components - 1.7%
GrafTech International [a]	601,600	8,795,392

Machinery - 0.5%
Lincoln Electric Holdings	48,299	2,462,766

Metal Fabrication and Distribution - 0.9%
Schnitzer Steel Industries Cl. A	51,100	2,003,120
Sims Metal Management ADR	205,570	2,910,871

		4,913,991

Paper and Packaging - 0.4%
Orchids Paper Products [a]	177,700	2,310,100

Pumps, Valves and Bearings - 1.1%
Gardner Denver	133,249	5,941,573

Total (Cost $27,269,300)		32,135,105

Industrial Services – 5.5%
Commercial Services - 4.3%
ATC Technology [a]	333,159	5,370,523
FTI Consulting [a]	147,000	6,407,730
	SHARES	VALUE

Industrial Services (continued)
Commercial Services (continued)
MAXIMUS	182,900	$10,584,423

		22,362,676

Transportation and Logistics - 1.2%
Kirby Corporation [a]	162,300	6,207,975

Total (Cost $25,473,389)		28,570,651

Natural Resources – 12.3%
Energy Services - 7.9%
†Atwood Oceanics [a]	212,700	5,428,104
Ensign Energy Services	276,200	3,248,343
Helmerich & Payne	34,400	1,256,288
Oil States International [a]	143,100	5,663,898
Rowan Companies [a]	283,400	6,217,796
Tidewater	229,300	8,878,496
Trican Well Service	151,400	1,938,455
Unit Corporation [a]	219,300	8,901,387

		41,532,767

Oil and Gas - 1.7%
Cimarex Energy	67,118	4,804,307
Energen Corporation	88,600	3,927,638

		8,731,945

Precious Metals and Mining - 2.7%
Agnico-Eagle Mines	55,500	3,373,290
Major Drilling Group International	69,900	1,424,199
Pan American Silver	124,900	3,157,472
Red Back Mining [a]	238,000	6,016,232

		13,971,193

Total (Cost $52,134,498)		64,235,905

Technology – 7.2%
Components and Systems - 0.8%
Rimage Corporation [a]	254,598	4,030,286

Internet Software and Services - 1.4%
EarthLink	918,700	7,312,852

IT Services - 2.3%
ManTech International Cl. A [a]	286,203	12,183,662

Semiconductors and Equipment - 0.9%
MKS Instruments [a]	243,300	4,554,576

Telecommunications - 1.8%
Comtech Telecommunications [a]	318,366	9,528,694

Total (Cost $42,730,150)		37,610,070

Miscellaneous [c] – 3.3%
Total (Cost $16,954,635)		17,029,346

TOTAL COMMON STOCKS
(Cost $409,263,604)		457,355,985

18 | Royce Capital Fund 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

VALUE

REPURCHASE AGREEMENT – 10.4%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $54,556,008 (collateralized by obligations of various U.S. Government Agencies, 1.125% due 6/30/11, valued at $55,921,288) (Cost $54,556,000)	$54,556,000

TOTAL INVESTMENTS – 97.9%
(Cost $463,819,604)	511,911,985

CASH AND OTHER ASSETS LESS LIABILITIES – 2.1%	11,167,240

NET ASSETS – 100.0%	$523,079,225

†	New additions in 2010.
[a]	Non-income producing.
[b]	All or a portion of these securities were on loan at June 30, 2010.
[c]	Includes securities first acquired in 2010 and less than 1% of net assets.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2010 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2010 Semiannual Report to Shareholders | 19

Statements of Assets and Liabilities	June 30, 2010 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value
(including collateral on loaned securities)*	$480,473,188	$457,355,985
Repurchase agreements (at cost and value)	42,096,000	54,556,000
Cash and foreign currency	8,869	510
Receivable for investments sold	509,103	63,259
Receivable for capital shares sold	65,725	17,440,692
Receivable for dividends and interest	271,803	180,840
Prepaid expenses and other assets	2,784	2,482

Total Assets	523,427,472	529,599,768

LIABILITIES:
Payable for collateral on loaned securities	6,880,519	–
Payable for investments purchased	233,031	5,076,479
Payable for capital shares redeemed	561,754	943,044
Payable for investment advisory fees	550,474	430,096
Accrued expenses	137,510	70,924

Total Liabilities	8,363,288	6,520,543

Net Assets	$515,064,184	$523,079,225

ANALYSIS OF NET ASSETS:
Paid-in capital	$540,789,412	$514,542,487
Undistributed net investment income (loss)	3,523,703	1,742,606
Accumulated net realized gain (loss) on investments and foreign currency	(40,722,232)	(41,297,354)
Net unrealized appreciation (depreciation) on investments and foreign currency	11,473,301	48,091,486

Net Assets	$515,064,184	$523,079,225

Investment Class	$505,443,577	$503,647,073
Service Class	9,620,607	19,432,152

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	53,926,650	58,121,764
Service Class	1,030,367	2,257,328

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
(offering and redemption price per share)
Investment Class	$9.37	$8.67
Service Class	9.34	8.61

* Investments at identified cost	$468,950,456	$409,263,604
Market value of loaned securities	6,555,247

20 | Royce Capital Fund 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio

	Six months ended		Six months ended
	6/30/10	Year ended	6/30/10	Year ended
	(unaudited)	12/31/09	(unaudited)	12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$(573,197)	$(543,220)	$1,016,118	$716,107
Net realized gain (loss) on investments and foreign currency	16,976,867	(23,003,771)	17,725,179	(48,995,588)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(24,726,097)	213,461,362	(22,066,976)	166,433,333

Net increase (decrease) in net assets from investment operations	(8,322,427)	189,914,371	(3,325,679)	118,153,852

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–
Service Class	–	–	–	–
Net realized gain on investments and foreign currency
Investment Class	–	–	–	–
Service Class	–	–	–	–

Total distributions	–	–	–	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	55,924,063	104,625,551	84,309,657	152,785,352
Service Class	3,363,831	2,464,138	16,714,382	4,334,197
Distributions reinvested
Investment Class	–	–	–	–
Service Class	–	–	–	–
Value of shares redeemed
Investment Class	(64,525,930)	(98,326,323)	(45,516,195)	(94,541,635)
Service Class	(374,710)	(1,462,590)	(1,664,402)	(1,506,356)

Net increase (decrease) in net assets from capital share transactions	(5,612,746)	7,300,776	53,843,442	61,071,558

NET INCREASE (DECREASE) IN NET ASSETS	(13,935,173)	197,215,147	50,517,763	179,225,410
NET ASSETS:
Beginning of period	528,999,357	331,784,210	472,561,462	293,336,052

End of period	$515,064,184	$528,999,357	$523,079,225	$472,561,462

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$3,523,703	$4,096,900	$1,742,606	$726,488

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2010 Semiannual Report to Shareholders | 21

Statements of Operations	Six Months Ended June 30, 2010 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$2,924,600	$3,559,141
Interest	14,403	17,524
Securities lending	77,619	108,375

Total income	3,016,622	3,685,040

Expenses:
Investment advisory fees	3,389,319	2,523,463
Distribution fees	10,208	16,149
Custody	74,411	26,731
Shareholder reports	35,760	11,098
Administrative and office facilities	29,460	26,679
Audit	19,026	18,000
Trustees’ fees	17,933	16,549
Shareholder servicing	8,018	12,998
Legal	6,128	5,541
Registration	458	3,211
Other expenses	9,322	9,050

Total expenses	3,600,043	2,669,469
Compensating balance credits	(16)	(2)
Fees waived by distributor	(10,208)	–
Expenses reimbursed by investment adviser	–	(545)

Net expenses	3,589,819	2,668,922

Net investment income (loss)	(573,197)	1,016,118

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	16,948,744	17,724,439
Foreign currency transactions	28,123	740
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(24,705,129)	(22,065,644)
Other assets and liabilities denominated in foreign currency	(20,968)	(1,332)

Net realized and unrealized gain (loss) on investments and foreign currency	(7,749,230)	(4,341,797)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(8,322,427)	$(3,325,679)

22 | Royce Capital Fund 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized			Distributions from Net						Ratio of Expenses to Average Net Assets						Ratio of Net
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Micro-Cap Portfolio – Investment Class
†2010	$9.52	$(0.01)	$(0.14)	$(0.15)	$–	$–	$–	$9.37	(1.58	)%#	$505,443	1.32	%# #	1.32	%# #	1.32	%# #	(0.21	%# #	21%
2009	6.03	(0.01)	3.50	3.49	–	–	–	9.52	57.88		522,092	1.33		1.33		1.33		(0.13)		33
2008	13.47	0.13	(5.99)	(5.86)	(0.30)	(1.28)	(1.58)	6.03	(43.27)		328,059	1.32		1.32		1.32		1.05		51
2007	14.40	0.03	0.53	0.56	(0.22)	(1.27)	(1.49)	13.47	3.98		629,953	1.31		1.31		1.31		0.19		47
2006	12.57	0.01	2.63	2.64	(0.03)	(0.78)	(0.81)	14.40	21.07		561,257	1.32		1.31		1.31		(0.09)		41
2005	11.50	(0.05)	1.38	1.33	(0.06)	(0.20)	(0.26)	12.57	11.61		384,069	1.33		1.33		1.33		(0.51)		38

Micro-Cap Portfolio – Service Class(a)
†2010	$9.49	$(0.01)	$(0.14)	$(0.15)	$–	$–	$–	$9.34	(1.58	)%#	$9,621	1.65	%# #	1.65	%# #	1.40	%# #	(0.26	)%# #	21%
2009	6.02	(0.03)	3.50	3.47	–	–	–	9.49	57.64		6,907	1.73		1.73		1.58		(0.36)		33
2008	13.45	0.05	(5.92)	(5.87)	(0.28)	(1.28)	(1.56)	6.02	(43.44)		3,725	1.92		1.92		1.58		0.70		51
2007	14.39	(0.06)	0.58	0.52	(0.19)	(1.27)	(1.46)	13.45	3.71		3,515	2.11		2.11		1.58		(0.06)		47
2006	14.90	(0.04)	0.34	0.30)	(0.02)	(0.79)	(0.81)	14.39	2.06	#	1,262	8.67	# #	8.67	# #	1.58	# #	0.16	# #	41

Small-Cap Portfolio – Investment Class
†2010	$8.68	$0.02	$(0.03)	$(0.01)	$–	$–	$–	$8.67	(0.12	)%#	$503,647	1.05	%# #	1.05	%# #	1.05	%# #	0.41	%# #	19%
2009	6.42	0.01	2.25	2.26	–	–	–	8.68	35.20		467,401	1.07		1.07		1.07		0.20		46
2008	9.96	0.00	(2.72)	(2.72)	(0.06)	(0.76)	(0.82)	6.42	(27.18)		291,898	1.07		1.07		1.07		0.07		45
2007	10.67	0.07	(0.30)	(0.23)	(0.00)	(0.48)	(0.48)	9.96	(2.14)		345,747	1.09		1.08		1.08		0.60		64
2006	9.67	0.00	1.51	1.51	(0.01)	(0.50)	(0.51)	10.67	15.57		274,089	1.08		1.08		1.08		0.08		54
2005	9.00	0.01	0.76	0.77	–	(0.10)	(0.10)	9.67	8.56		187,039	1.11		1.11		1.11		0.11		45

Small-Cap Portfolio – Service Class(a)
†2010	$8.64	$0.01	$(0.04)	$(0.03)	$–	$–	$–	$8.61	(0.35	)%#	$19,432	1.37	%# #	1.37	%# #	1.36	%# #	0.19	%# #	19%
2009	6.40	(0.00)	2.24	2.24	–	–	–	8.64	35.00		5,160	1.62		1.62		1.36		(0.04)		46
2008	9.94	(0.02)	(2.73)	(2.75)	(0.03)	(0.76)	(0.79)	6.40	(27.50)		1,438	1.96		1.96		1.36		(0.21)		45
2007	10.67	0.03	(0.28)	(0.25)	–	(0.48)	(0.48)	9.94	(2.37)		1,647	2.09		2.09		1.36		0.23		64
2006	10.85	(0.01)	0.33	0.32	–	(0.50)	(0.50)	10.67	2.94	#	103	15.77	# #	15.77	# #	1.36	# #	(0.12	)# #	54

(a)	The Class commenced operations on May 2, 2006.
#	Not Annualized
# #	Annualized
†	Six months ended June 30, 2010 (unaudited)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2010 Semiannual Report to Shareholders | 23

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Micro-Cap Portfolio
Common stocks	$336,950,102	$136,642,567	$–	$473,592,669
Cash equivalents	6,880,519	42,096,000	–	48,976,519
Small-Cap Portfolio
Common stocks	444,728,756	12,627,229	–	457,355,985
Cash equivalents	–	54,556,000	–	54,556,000

24 | Royce Capital Fund 2010 Semiannual Report to Shareholders

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 16, 2010. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2010.

Royce Capital Fund 2010 Semiannual Report to Shareholders | 25

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/10	Year ended	6/30/10	Year ended	6/30/10	Year ended	6/30/10	Year ended
	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09

Micro-Cap Portfolio
Investment Class	5,650,740	14,090,508	–	–	(6,542,862)	(13,644,002)	(892,122)	446,506
Service Class	340,550	291,375	–	–	(37,955)	(181,998)	302,595	109,377

Small-Cap Portfolio
Investment Class	9,355,009	21,504,775	–	–	(5,065,148)	(13,163,502)	4,289,861	8,341,273
Service Class	1,846,348	621,340	–	–	(186,413)	(248,585)	1,659,935	372,755

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse class-specific expenses (excluding acquired fund fees and expenses) to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.58% and 1.36% for the Service Classes of Micro-Cap Portfolio and Small-Cap Portfolio, respectively, through April 30, 2011. For the six months ended June 30, 2010, Micro-Cap Portfolio recorded advisory fees of $3,389,319 and Small-Cap Portfolio recorded advisory fees of $2,523,463.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the six months ended June 30, 2010, Micro-Cap Portfolio-Service Class recorded net distribution fees of $0 and Small-Cap Portfolio-Service Class recorded net distribution fees of $16,149.

Purchases and Sales of Investment Securities:
       For the six months ended June 30, 2010, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Micro-Cap Portfolio	$104,663,514	$106,687,738
Small-Cap Portfolio	127,368,817	82,502,595

Class Specific Expenses:
Class specific expenses were as follows for the six months ended June 30, 2010:
							Expenses
	Net				Transfer Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Micro-Cap Portfolio – Investment Class	$–	$ 5,061	$ 35,556	$ 126	$ (1)	$40,742	$–
Micro-Cap Portfolio – Service Class	–	2,957	204	332	(1)	3,492	–
	–	8,018	35,760	458	(2)
Small-Cap Portfolio – Investment Class	–	10,035	10,694	1,782	(1)	22,510	–
Small-Cap Portfolio – Service Class	16,149	2,963	404	1,429	(1)	20,944	545
	16,149	12,998	11,098	3,211	(2)		545

Tax Information:
     At June 30, 2010, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized

	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Micro-Cap Portfolio	$511,350,921	$11,218,267	$92,079,488	$80,861,221
Small-Cap Portfolio	463,970,247	47,941,738	67,732,649	19,790,911

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

26 | Royce Capital Fund 2010 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2010 and held for the entire six-month period ended June 30, 2010. Service Class shares are generally available only through certain insurance companies, brokers or retirement plan administrators who receive service fees from the Fund for services that they perform.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2010 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/10	6/30/10	Period(1)	1/1/10	6/30/10	Period(1)	Ratio(2)
Investment Class

Micro-Cap Portfolio	$1,000.00	$984.24	$6.49	$1,000.00	$1,018.25	$6.61	1.32%
Small-Cap Portfolio	1,000.00	998.85	5.20	1,000.00	1,019.59	5.26	1.05%

Service Class

Micro-Cap Portfolio	1,000.00	984.19	6.89	1,000.00	1,017.85	7.00	1.40%
Small-Cap Portfolio	1,000.00	996.53	6.73	1,000.00	1,018.05	6.80	1.36%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts or retirement plans investing in the Fund.
(2)	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Royce Capital Fund 2010 Semiannual Report to Shareholders | 27

Board Approval of Investment Advisory Agreements

At meetings held on June 9-10, 2010, Royce Capital Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and Royce Capital Fund relating to each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category”, information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, and brokerage and execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as allocation of brokerage commissions, payments made to R&A or its affiliates relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non–interested trustees received assistance and advice from, and met separately with, their independent legal counsel. While the Investment Advisory Agreements for the Funds were considered at the same meetings, the trustees dealt with each agreement separately. Among other factors, the trustees noted that they considered the following:

     The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing The Royce Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing The Royce Funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on shareholder interests. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Fund at cost pursuant to the

Administration Agreement between the Fund and R&A which went into effect on January 1, 2008. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. The trustees noted that Royce Micro-Cap Portfolio’s Sharpe Ratio placed in the first quartile within Morningstar’s micro-cap category for the three-, five- and ten-year periods ended December 31, 2009, and Royce Small-Cap Portfolio placed in the first quartile for the three-year, five-year and ten-year periods within Morningstar’s small blend category.
     The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were out-performing the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.
     Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
     The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether each of the Funds has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of

28 | Royce Capital Fund 2010 Semiannual Report to Shareholders

scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.

     Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. It was noted that each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio placed in the middle quintile among its respective peers.

     The trustees noted that R&A had, from time to time, waived advisory fees in order to maintain expense ratios at competitive levels. The trustees also considered fees charged by R&A to institutional and other clients and noted, given the greater levels of services that R&A provides to registered investment companies such as the Funds compare to other accounts, the Funds’ advisory fees compared favorably to these other accounts.
     The entire Board, including all the non-interested trustees, approved the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

Royce Capital Fund 2010 Semiannual Report to Shareholders

Wealth Of Experience
With approximately $29 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 15 Portfolio Managers, 11 assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $113 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com

General Information
Additional Report Copies
and Prospectus Inquiries
(800) 221-4268

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.
 (a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/Charles M. Royce
Charles M. Royce
President

Date: August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/Charles M. Royce	BY:	/s/John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: August 23, 2010		Date: August 23, 2010